Settlement Agreement

     This Settlement Agreement (the "Agreement") is made and entered into by and among Colmena Corp., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Colmena" and the "Exchange Act," respectively); Mr. Elliot Loewenstern, a Florida resident (Mr. Loewenstern"); and, SBV Holdings, Inc., a Delaware corporation ("SBV;" Mr. Loewenstern, SBV and their affiliates being hereinafter collectively or generically referred to as "The Loewenstern Group"), Colmena and The Loewenstern Group being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

     WHEREAS, the Parties have engaged in a series of business agreements and transactions involving Colmena and, for their mutual benefit, the Parties desire to settle all outstanding issues and commitments, including, without limitation, satisfaction of that certain convertible promissory note issued by Colmena to SBV on or about October 1, 1998 (the "SBV Note"), in consideration for 1,844,444 shares of Colmena's common stock, $0.01 par value:

     NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, in settlement of all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, and as an accord and satisfaction of all of their rights, obligations and liabilities, hereby agree as follows:

                                   Witnesseth:

First:            The SBV Note

1.1 Colmena hereby agrees to immediately issue 1,844,444 shares of its common stock, $0.01 per share par value, to SBV in consideration in cancellation of the SBV Note, all interest owed on said Note and for a General Release from SBV and Loewenstern, such shares being issued in reliance on the exemption from registration requirements under the Securities Act provided by Section 4(2) thereof, and the exemption from registration under the Florida Securities and Investor Protection Act, as amended (the "Florida Blue Sky Act"), provided by Sections
          517.061 (11) thereof. The Parties hereby agree that the effective date of this Agreement shall be the date upon which consideration for this settlement has been paid and received between the Parties hereto.


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1.2       Piggy Back Registration Rights

A. If Colmena proposes to register any of its securities under the Securities Act, it shall give written notice by registered mail, at least thirty (30) days, prior to the filing of each registration statement to SBV.

B. If SBV notifies Colmena within twenty (20) days after receipt of any such notice of its desire to include any securities received pursuant to this Settlement Agreement in such proposed registration statement, Colmena shall afford SBV the opportunity to have such securities registered under such registration statement.

C. Colmena shall pay all costs (excluding any underwriting or selling commissions or overcharges of any broker-dealer acting on behalf of SBV), fees and expenses in connection with all registration statements filed pursuant to this section.

Second            Termination of Agreements & Mutual Releases

A. In full payment and cancellation of all obligations owed by any Party or its affiliates to any other Party or its affiliates and for the general releases of any and all claims that each party may be able to assert against each other, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them:

     1. Colmena hereby agrees to issue said shares of its common stock, $0.01 per share par value, to SBV as set forth above.

     2. Each of the Parties hereby terminates all agreements with all of the other Parties and their affiliates and hereby relinquishes all rights, whether accrued or inchoate, under any agreements between them or their affiliates and any other Party and its affiliates, other than those created by this Agreement.

B. In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement, other than as established specifically by this Agreement.

Third:            Securities Law Representations

     Mr. Loewenstern and SBV hereby each represent, warrant and covenant as follows, concerning the shares of Colmena common stock, $0.01 par value, to be issued to SBV pursuant to the terms of this Agreement (the "Stock"):


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A.   All  of the  Stock  will  bear  legends  restricting  its  transfer,  sale, conveyance or hypothecation unless such Stock is either registered under the provisions of Section 5 of the Securities Act and the Florida Blue Sky Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to Colmena is provided by the person desiring to effect a transfer or transaction, to the effect that such registration is not required as a result of applicable exemptions therefrom.

B. Colmena's transfer agent shall be instructed not to transfer any of the Stock unless Colmena advises it that such transfer is in compliance with all applicable laws;

C. SBV is acquiring the Stock for its own account, for investment purposes only, and not with a view to further sale or distribution;

D. Mr. Loewenstern, SBV and their advisors have examined Colmena's Exchange Act filings posted on the United States Securities and Exchange Commission's EDGAR system and are fully familiar with Colmena and its operations as a result of their prior association therewith, having also questioned Colmena's officers and directors as to all matters involving Colmena as they deemed appropriate.

Fourth:           Miscellaneous

4.1      Amendment.


     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

4.2      Notice.


     All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                                   To Colmena:
                           3896 North Federal Highway;
                        Lighthouse Point, Florida 33064,
                     Attention: Anthony Q. Joffe, President;
                                     and to

                           The Yankee Companies, Inc.
                       2500 N. Military Trail, Suite 225;
                           Boca Raton, Florida 33431
                   Attention: Leonard Miles Tucker, President


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             To any of the component entities heretofore defined as
                             The Loewenstern Group:
                         3350 N.W. Boca Raton Boulevard
                         Suite 38B, Boca Raton, FL 33431
                          Attention: Elliot Loewenstern

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

4.3      Merger.

     This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

4.4      Survival.


     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5      Severability.


     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

4.6      Governing Law.


     This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.




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4.7  Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, pursuant to requirements of this Agreement; provided that, such claims are asserted by third parties unrelated to the Parties.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8      Litigation.

     In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

4.9      Benefit of Agreement.

     The terms and provisions of this Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

4.10     Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

4.11     Number and Gender.


     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.




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4.12     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.13     Status.

     Nothing  in this  Agreement  shall  be  construed  or  shall  constitute  a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

4.14     Counterparts.

                (a) This   Agreement   may  be   executed   in  any   number  of
                    counterparts.

                (b) All executed  counterparts  shall  constitute  one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

                (c) Execution  by exchange of  facsimile  transmission  shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

4.15     License.


                (a) This Agreement is the property of the Yankee Companies, Inc, a Florida corporation ("Yankees").

                (b) The use hereof by the Parties is  authorized  hereby  solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

                (c) The Parties  hereby  acknowledge  that  Yankees is not a law firm or regulated entity and has not provided any Party with any advice concerning this Agreement, rather, it has informed each Party, as a condition to their use of this form that they must obtain independent legal advice.


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     In Witness  Whereof,  the Parties have caused this Agreement to be executed ef fective as of the last date set forth below.

Signed, sealed and delivered
         In Our Presence:
                                                      Colmena Corp.
/s/ Nancy Molinari /s/

/s/ Sally Ann Stroberg /s/              By:   /s/ Edward C. Dmytryk
                                                  Edward C. Dmytryk, President
(CORPORATE SEAL)
                                     Attest: /s/  Vanessa H. Lindsey
                                                  Vanessa H. Lindsay, Secretary
Dated:   May 30, 2001

                                                  The Loewenstern Group:

                                                       SBV Holdings, Inc.
/s/ Cathy Coppola /s/

                                    By:    /s/Elliot Loewenstern /s/
                                              Elliot Loewenstern, President, on
                                              behalf of SBV Holdings, Inc.,
                                              and its affiliates


                                 Attest:  _______________________________
                                           Secretary
Dated:   May 30, 2001

                                           Mr. Loewenstern
/s/ Cathy Coppola/s/

_________________________________          /s/ Elliot Loewenstern
                                               Elliot Loewenstern, on his own
                                          behalf and on behalf of his affiliates


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